PROSPECTUS SUPPLEMENT -- Sept. 17, 2004*
                 AXP(R) Global Technology Fund (Dec. 30, 2003) S-6395-99 G

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The Fund's assets are invested in World Technologies Portfolio (the Portfolio), which is managed by AEFC.

Nina Hughes, Portfolio Manager

o    Managed the Portfolio since 2002.

o    Joined AEFC in 2002.

o Prior to that, Equity Analyst at Tudor Investment Corporation covering software, infrastructure and service companies, 1998 to 2002, Software Quality Engineer for Baxter Healthcare, 1995 to 1997.

o    MBA, Babson College.

The rest of the section remains the same.



S-6395-21 A (9/04)
*Valid until next prospectus update
Destroy Dec. 30, 2004